UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 24, 2024

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4446-1A Hendricks Avenue Suite 354, Jacksonville, Florida	32207
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.       Entry into a Material Definitive Agreement.

On December 24, 2024 ParkerVision, Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreement”) with accredited investors which provides for the sale of an aggregate of 5,958,402 unregistered shares of ParkerVision common stock, $0.01 par value (“Shares”) and 1,000,0000 warrants ("Warrants"), at a price of $0.50 per share.  On December 30, 2024, the Company entered into a Purchase Agreement with an accredited investor which provides for the sale of 4,041,598 Shares and 1,000,000 Warrants, also at a price of $0.50 per share.  The accredited investors are identified on Exhibit 10.4 hereof (the "Investors").  The Warrants are exercisable for a period of five years at an exercise price of $0.50 per share.  The Purchase Agreement contains customary representations and warranties of the Investors.  The aggregate proceeds from the sale of Shares of $5,000,000 will be used to fund the Company's operations, including litigation-related expenses.

The Company also entered into registration rights agreements (the “Registration Rights Agreement”) with the Investors pursuant to which the Company will register the shares of Common Stock and the shares underlying the Warrants.  The Company has committed to file the registration statement no later than April 15, 2025, and to cause the registration statement to become effective by May 20, 2025, or, in the event of a full review by the Securities and Exchange Commission, no later than July 14, 2025.  The Registration Rights Agreement provides for liquidated damages upon the occurrence of certain events including failure by the Company to file the registration statement or cause it to become effective by the deadlines set forth above.  The amount of the liquidated damages is 1.0% of the aggregate subscription amount paid by the Investors upon the occurrence of the event, and monthly thereafter, up to a maximum of 6%, or $300,000.

The Shares and Warrants were offered and sold solely to accredited investors on a private placement basis under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

The foregoing summaries of the Purchase Agreement, the Registration Rights Agreement, and the Warrant are qualified in their entirety by reference to the full text of the agreements, which are attached as part of Exhibits 10.1, 10.2, and 10.3 hereto and are incorporated herein by reference.

Item 3.02.       Unregistered Sales of Equity Securities.

The disclosures included in Item 1.01 are incorporated herein by reference to the extent required.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
10.3	Form of Warrant
10.4	Schedule of Investors

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 31, 2024
PARKERVISION, INC.

By /s/ Cynthia French
Cynthia French
Chief Financial Officer